UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Jun. 30, 2021	May 31, 2021
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
Nominal value per share	$ 0	$ 0
Ordinary Stock, Shares Authorized	40,000	40,000
Redeemable shares, issued	40,000	40,000
Redeemable shares, outstanding	40,000	40,000